UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2005

GXS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-106143 (Commission File Number)	35-2181508 (I.R.S. Employer Identification No.)

100 Edison Park Drive Gaithersburg, MD (Address of Principal Executive Offices)	20878 (Zip Code)

Registrant’s telephone number, including area code: (301) 340-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01 Other Events

On January 24, 2005, GXS Corporation issued a press release announcing that on January 20, 2005 it signed a letter agreement to acquire the parent company of G International, Inc. from Francisco Partners, L.P.  The acquisition is subject to certain conditions and is expected to close during the second quarter of 2005. The letter agreement and the press release are each filed as exhibits to this Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

Exhibit Number	Description
99.1	Letter Agreement dated as of January 20, 2005, by and among GXS Corporation, Redux Acquisition Holdings, LLC and Redux Holdings, LLC.
99.2	Press release dated January 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GXS Corporation
	By:	/s/ Bruce E. Hunter
		Name:	Bruce E. Hunter
Date: January 25, 2005		Title:	Senior Vice President, General Counsel and Secretary